Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:
August 2, 2006
Debra J. Richardson, Sr. Vice President
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com
Julie LaFollette, Investor Relations
(515) 273-3552, jlafollette@american-equity.com

American Equity Reports Record Earnings

WEST DES MOINES, Iowa (August 2, 2006) — American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed rate and index annuities, today reported 2006 second quarter operating income1 of a record $18.0 million, or $0.30 per diluted common share, an increase of 28% over 2005 second quarter operating income of $14.1 million, or $0.33 per diluted common share2.  Performance results for the quarter include:

•     Investment earnings of $169.2 million

•     Year-to-date gross spread on annuity reserves of 2.67%

•     Annuity sales of  $517 million

•               Passed re-certification with the Insurance Marketing Standards Association (“IMSA”)

•               Received final state license to conduct insurance business, completing licensure in all 50 states and the District of Columbia

1In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of (i) net realized gains and losses on investments; (ii) the impact of SFAS 133, dealing with the market value changes in derivatives; and (iii) the impact of consolidation under FIN 46 of American Equity Investment Service Company.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

2 Per share amounts between periods are not comparable as a result of the issuance of approximately 15 million shares of common stock in December, 2005 in connection with a public offering of such stock.

Net income of $42.9 million or $0.71 per diluted common share was impacted by a valuation adjustment under SFAS 133. The net adjustment of $24.7 million consists of a $0.4 million adjustment pertaining to the derivatives included in the Company’s index annuity business and a $24.3 million adjustment pertaining to the embedded derivative within the Company’s convertible debt.

27% GROWTH IN INVESTMENT INCOME

The driving factor of American Equity’s revenues is income from invested assets.  During the second quarter of 2006, investment income increased 27% to $169.2 million compared to $133.2 million for the same period in 2005.   Invested assets grew from $10.5 billion at December 31, 2005 to $11.1 billion at June 30, 2006.  The weighted average yield on invested assets, of which over 99% are investment grade, was 6.13% for the first six months.

The driving factor of American Equity’s net earnings is its gross spread on annuity liabilities.  During the first six months of 2006, American Equity earned a weighted average gross spread (aggregate yield on invested assets over the cost of money on annuities) of 2.67% on its aggregate annuity fund values, compared to 2.51% for the same period in 2005.  In the second quarter of 2006, this improvement was attributable primarily to a reduction in the Company’s cost of money on its annuity liabilities, including in particular the expirations of guaranteed interest rates on its 5-year rate-guaranteed products sold in 2001.

YEAR-TO-DATE SALES

Sales of annuity products, which hit record levels in 2005, have slowed during the first two quarters of 2006, with new annuity deposits down 25% compared to the same period in 2005.  However, current sales levels impact net earnings only indirectly and immaterially, since investment earnings, not sales, drive revenues.    As previously reported, both first and second quarter net operating earnings hit record levels, and the Company estimates that the reduction in sales had less than $0.01 impact on earnings per diluted common share in each period.

The slower pace of sales in 2006 is attributable to several factors.  First, attractive short-term interest rates on competing products such as bank certificates of deposits has tapped some of the demand for fixed-rate and index annuities.  Assuming long-term rates continue to rise also, this impact will be abated.   Second, for those annuity sales agents who are duel licensed to sell both insurance and securities products, the NASD has created confusion and unwarranted impediments to sales by those agents.  The NASD, whose authority is limited to regulating sales of securities, has overstepped its bounds by attempting to regulate insurance products which are excluded from the coverage of the federal securities laws.   American Equity will explore courses of action to remedy this situation.   Third, short-term sales incentives by competitors have diverted some market share during the first six months of this year.   Such incentive programs are ordinary course of business in the insurance industry.  Since its inception American Equity has been competing effectively against new entrants into the market, new products and new sales incentives.

“With our 52,000 independent sales agents, our unparalleled level of service, our strong product design and pricing philosophy, and over $1.1 billion in capital, we’ve never been better armed to compete in our markets,” commented David J. Noble, Chairman, CEO and President of American Equity.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,” “estimate,” “projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-

looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss second quarter 2006 earnings on Thursday, August 3, 2006, at 10 a.m. CDT.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 866-761-0749, passcode 49437589 (international callers, please dial 617-614-2707).   An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will also be available via telephone through August 16, 2006 by calling 888-286-8010, passcode 35224192 (international callers will need to dial 617-801-6888).

ABOUT AMERICAN EQUITY

Founded in 1995, American Equity Investment Life Holding Company is a full -service underwriter of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed-rate and index annuities. The company has approximately 290 employees and approximately 52,000 agents selling its products in 50 states and District of Columbia.

###

American Equity Investment Life Holding Company

Net Income/Operating Income (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Revenues:
Traditional life and accident and health insurance premiums	$3,211	$3,264	$6,735	$7,020
Annuity and single premium universal life product charges	10,740	7,023	18,340	13,285
Net investment income	169,182	133,227	331,567	258,061
Realized gains on investments	331	220	289	452
Change in fair value of derivatives	(61,582)	(1,972)	(12,254)	(37,962)
Total revenues	121,882	141,762	344,677	240,856

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,269	1,967	4,667	4,538
Interest credited to account balances	108,582	70,807	201,128	133,350
Change in fair value of embedded derivatives	(111,321)	15,226	(48,557)	(3,365)
Interest expense on notes payable	6,528	4,050	13,814	8,189
Interest expense on subordinated debentures	5,402	3,142	10,320	6,188
Interest expense on amounts due under repurchase agreements	8,532	2,235	14,331	3,663
Amortization of deferred policy acquisition costs	25,363	15,994	56,118	32,660
Other operating costs and expenses	9,931	9,733	20,111	17,878
Total benefits and expenses	55,286	123,154	271,932	203,101

Income before income taxes	66,596	18,608	72,745	37,755
Income tax expense	23,685	6,376	25,861	12,995

Net income	42,911	12,232	46,884	24,760
Realized gains on investments, net of offsets	(214)	(143)	(187)	(294)
Net effect of FIN 46	—	77	—	(43)
Net effect of FAS 133	(24,746)	1,944	(11,008)	2,963

Operating income (a)	$17,951	$14,110	$35,689	$27,386

Earnings per common share	$0.77	$0.32	$0.84	$0.65
Earnings per common share - assuming dilution	$0.71	$0.29	$0.78	$0.58
Operating income per common share (a)	$0.32	$0.37	$0.64	$0.71
Operating income per common share - assuming dilution (a)	$0.30	$0.33	$0.60	$0.64

Weighted average common shares outstanding (in thousands):
Earnings per common share	55,644	38,379	55,599	38,376
Earnings per common share - assuming dilution	60,655	43,749	60,727	43,707

1

American Equity Investment Life Holding Company

Operating Income
Three months ended June 30, 2006 (Unaudited)

		Adjustments
				Operating
	As Reported	Realized Gains	FAS 133	Income (a)
	(Dollars in thousands, except per share data)

Reserves:
Traditional life and accident and health insurance premiums	$3,211	$—	$—	$3,211
Annuity and single premium universal life product charges	10,740	—	—	10,740
Net investment income	169,182	—	—	169,182
Realized gains on investments	331	(331)	—	—
Change in fair value of derivatives	(61,582)	—	69,056	7,474
Total revenues	121,882	(331)	69,056	190,607

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,269	—	—	2,269
Interest credited to account balances	108,582	—	(162)	108,420
Change in fair value of embedded derivatives	(111,321)	—	111,321	—
Interest expense on notes payable	6,528	—	(2,619)	3,909
Interest expense on subordinated debentures	5,402	—	—	5,402
Interest expense on amounts due under repurchase agreements	8,532	—	—	8,532
Amortization of deferred policy acquisition costs	25,363	—	(890)	24,473
Other operating costs and expenses	9,931	—	—	9,931
Total benefits and expenses	55,286	—	107,650	162,936

Income before income taxes	66,596	(331)	(38,594)	27,671
Income tax expense	23,685	(117)	(13,848)	9,720

Net income	$42,911	$(214)	$(24,746)	$17,951

Earnings per common share	$0.77			$0.32
Earnings per common share - assuming dilution	$0.71			$0.30

(a)                                 In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FIN 46, dealing with the consolidation of variable interest entities, and the impact of FAS 133, dealing with market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2006

A.	Financial Highlights

Condensed Consolidated Balance Sheets
Consolidated Statements of Income
Operating Income
Six Months Ended June 30, 2006
Three Months Ended June 30, 2006
Quarterly Summary — Most Recent 5 quarters
Capitalization/ Book Value per Share

B.	Product Summary

Annuity Deposits by Product Type
Surrender Charge Protection and Fund Values by Product Type
Annuity Liability Characteristics
Spread Results

C.	Investment Summary

Summary of Invested Assets
Credit Quality of Fixed Maturity Securities
Watch List Securities and Aging of Gross Unrealized Losses
Mortgage Loans by Region and Property Type

D.	Shareholder Information

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement — June 30, 2006

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2006	December 31, 2005
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at market	$4,270,459	$4,188,683
Held for investment, at amortized cost	5,006,210	4,711,427
Equity securities, available for sale, at market	73,322	84,846
Mortgage loans on real estate	1,573,201	1,321,637
Derivative instruments	180,213	185,391
Policy loans	391	362
Total investments	11,103,796	10,492,346

Cash and cash equivalents	35,627	112,395
Coinsurance deposits—related party	1,895,020	1,959,663
Accrued investment income	69,042	59,584
Deferred policy acquisition costs	1,117,495	977,015
Deferred sales inducements	402,681	315,848
Deferred income tax asset	97,458	94,288
Other assets	57,842	31,655
Total assets	$14,778,961	$14,042,794

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
(Dollars in thousands)

	June 30, 2006	December 31, 2005
	(Unaudited)

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$12,728,681	$12,237,988
Other policy funds and contract claims	128,621	126,387
Other amounts due to related parties	22,180	27,677
Notes payable	269,736	281,043
Subordinated debentures	261,487	230,658
Amounts due under repurchase agreements	789,926	396,697
Other liabilities	78,129	222,986
Total liabilities	14,278,760	13,523,436

Stockholders’ equity:
Common Stock	55,661	55,527
Additional paid-in capital	380,173	379,107
Accumulated other comprehensive loss	(94,547)	(27,306)
Retained earnings	158,914	112,030
Total stockholders’ equity	500,201	519,358
Total liabilities and stockholders’ equity	$14,778,961	$14,042,794

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues:
Traditional life and accident and health insurance premiums	$3,211	$3,264	$6,735	$7,020
Annuity and single premium universal life product charges	10,740	7,023	18,340	13,285
Net investment income	169,182	133,227	331,567	258,061
Realized gains on investments	331	220	289	452
Change in fair value of derivatives	(61,582)	(1,972)	(12,254)	(37,962)
Total revenues	121,882	141,762	344,677	240,856

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,269	1,967	4,667	4,538
Interest credited to account balances	108,582	70,807	201,128	133,350
Change in fair value of embedded derivatives	(111,321)	15,226	(48,557)	(3,365)
Interest expense on notes payable	6,528	4,050	13,814	8,189
Interest expense on subordinated debentures	5,402	3,142	10,320	6,188
Interest expense on amounts due under repurchase agreements	8,532	2,235	14,331	3,663
Amortization of deferred policy acquisition costs	25,363	15,994	56,118	32,660
Other operating costs and expenses	9,931	9,733	20,111	17,878
Total benefits and expenses	55,286	123,154	271,932	203,101

Income before income taxes	66,596	18,608	72,745	37,755
Income tax expense	23,685	6,376	25,861	12,995
Net income	$42,911	$12,232	$46,884	$24,760

Earnings per common share	$0.77	$0.32	$0.84	$0.65
Earnings per common share - assuming dilution (a)	$0.71	$0.29	$0.78	$0.58
Weighted average common shares outstanding (in thousands):
Earnings per common share	55,644	38,379	55,599	38,376
Earnings per common share - assuming dilution	60,655	43,749	60,727	43,707

(a)                    The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $266 for the three months ended June 30, 2006, $300 for the three months ended June 30, 2005, $536 for the six months ended June 30, 2006 and $601 for the six months ended June 30, 2005.

Operating Income
Six months ended June 30, 2006

	As Reported	Realized Gain Adjustments	FAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)

Revenues:
Traditional life and accident and health insurance premiums	$6,735	$—	$—	$6,735
Annuity and single premium universal life product charges	18,340	—	—	18,340
Net investment income	331,567	—	—	331,567
Realized gains on investments	289	(289)	—	—
Change in fair value of derivatives	(12,254)	—	13,160	906
Total revenues	344,677	(289)	13,160	357,548

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	4,667	—	—	4,667
Interest credited to account balances	201,128	—	(3,257)	197,871
Change in fair value of embedded derivatives	(48,557)	—	48,557	—
Interest expense on notes payable	13,814	—	(5,970)	7,844
Interest expense on subordinated debentures	10,320	—	—	10,320
Interest expense on amounts due under repurchase agreements	14,331	—	—	14,331
Amortization of deferred policy acquisition costs	56,118	—	(8,838)	47,280
Other operating costs and expenses	20,111	—	—	20,111
Total benefits and expenses	271,932	—	30,492	302,424

Income before income taxes	72,745	(289)	(17,332)	55,124
Income tax expense	25,861	(102)	(6,324)	19,435
Net income	$46,884	$(187)	$(11,008)	$35,689

Earnings per common share	$0.84			$0.64
Earnings per common share — assuming dilution	$0.78			$0.60

(a)              In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of FAS 133, dealing with market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$84,885	$—	$84,885
Cost of money for index annuities	(83,979)	—	(83,979)
Change in the difference between fair value and remaining option cost at beginning and end of period	(13,160)	13,160	—
	$(12,254)	$13,160	$906

Index credits included in interest credited to account balances	$86,551		$86,551

Operating Income
Three months ended June 30, 2006

	As Reported	Realized Gain Adjustments	FAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)

Revenues:
Traditional life and accident and health insurance premiums	$3,211	$—	$—	$3,211
Annuity and single premium universal life product charges	10,740	—	—	10,740
Net investment income	169,182	—	—	169,182
Realized gains on investments	331	(331)	—	—
Change in fair value of derivatives	(61,582)	—	69,056	7,474
Total revenues	121,882	(331)	69,056	190,607

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,269	—	—	2,269
Interest credited to account balances	108,582	—	(162)	108,420
Change in fair value of embedded derivatives	(111,321)	—	111,321	—
Interest expense on notes payable	6,528	—	(2,619)	3,909
Interest expense on subordinated debentures	5,402	—	—	5,402
Interest expense on amounts due under repurchase agreements	8,532	—	—	8,532
Amortization of deferred policy acquisition costs	25,363	—	(890)	24,473
Other operating costs and expenses	9,931	—	—	9,931
Total benefits and expenses	55,286	—	107,650	162,936

Income before income taxes	66,596	(331)	(38,594)	27,671
Income tax expense	23,685	(117)	(13,848)	9,720
Net income	$42,911	$(214)	$(24,746)	$17,951

Earnings per common share	$0.77			$0.32
Earnings per common share — assuming dilution	$0.71			$0.30

(a)              In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of FAS 133, dealing with market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$51,627	$—	$51,627
Cost of money for index annuities	(44,153)	—	(44,153)
Change in the difference between fair value and remaining option cost at beginning and end of period	(69,056)	69,056	—
	$(61,582)	$69,056	$7,474

Index credits included in interest credited to account balances	$55,389		$55,389

Operating Income/Net Income
Quarterly Summary — Most Recent 5 Quarters

	Q2 2006	Q1 2006	Q4 2005	Q3 2005	Q2 2005
	(Dollars in thousands, except per share data

Revenues:
Traditional life and accident and health insurance premiums	$3,211	$3,524	$3,019	$3,539	$3,264
Annuity and single premium universal life product charges	10,740	7,600	6,296	6,105	7,023
Net investment income	169,182	162,385	153,707	142,492	133,365
Change in fair value of derivatives	7,474	(6,568)	(12,550)	10,722	(8,955)
Total revenues	190,607	166,941	150,472	162,858	134,697

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,269	2,398	1,619	2,401	1,963
Interest credited to account balances	108,420	89,451	83,181	97,174	72,102
Interest expense on General Agency Commission and Servicing Agreement	—	—	—	778	874
Interest expense on notes payable	3,909	3,935	4,053	3,554	3,446
Interest expense on subordinated debentures	5,402	4,918	4,131	3,826	3,142
Interest expense on amounts due under repurchase agreements	8,532	5,799	4,455	3,162	2,235
Amortization of deferred policy acquisition costs	24,473	22,807	20,734	20,764	19,955
Other operating costs and expenses	9,931	10,180	9,370	8,554	9,474
Total benefits and expenses	162,936	139,488	127,543	140,213	113,191

Operating income before income taxes	27,671	27,453	22,929	22,645	21,506
Income tax expense	9,720	9,715	8,290	7,567	7,396

Operating income (a)	17,951	17,738	14,639	15,078	14,110
Realized gains (losses) on investments, net of offsets	214	(27)	(348)	(2,599)	143
Net effect of FIN 46 and state income tax contingency	—	—	(905)	(2,836)	(77)
Net effect of FAS 133	24,746	(13,738)	(2,317)	(2,480)	(1,944)

Net income	$42,911	$3,973	$11,069	$7,163	$12,232

Operating income per common share (a)	$0.32	$0.32	$0.35	$0.39	$0.37
Operating income per common share — assuming dilution (a)	$0.30	$0.30	$0.32	$0.35	$0.33
Earnings per common share	$0.77	$0.07	$0.26	$0.19	$0.32
Earnings per common share — assuming dilution	$0.71	$0.07	$0.24	$0.17	$0.29

Weighted average common shares outstanding (in thousands):
Earnings per common share	55,644	55,554	42,053	38,497	38,379
Earnings per common share — assuming dilution	60,655	60,799	46,823	43,786	43,749

(a)     In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of FIN 46, dealing with the consolidation of variable interest entities, the impact of the establishment of a state income tax contingency liability, and the impact of FAS 133, dealing with market value changes in derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Capitalization/ Book Value per Share

	June 30, 2006	December 31, 2005
	(Dollars in thousands, except per share data)

Capitalization:
Notes payable	$269,736	$281,043
Subordinated debentures payable to subsidiary trusts	261,487	230,658
Total debt	531,223	511,701

Total stockholders’ equity	500,201	519,358

Total capitalization	1,031,424	1,031,059
Accumulated other comprehensive loss (AOCL)	94,547	27,306
Total capitalization excluding AOCL (a)	$1,125,971	$1,058,365

Total stockholders’ equity	$500,201	$519,358
Accumulated other comprehensive loss	94,547	27,306
Total stockholders’ equity excluding AOCL (a)	$594,748	$546,664

Common shares outstanding	55,661,173	55,527,180

Book Value per Share: (b)
Book value per share including AOCL	$8.99	$9.35
Book value per share excluding AOCL (a)	$10.69	$9.84

Debt-to-Capital Ratios: (c)
Senior debt / Total capitalization	24.0%	26.6%
Adjusted debt / Total capitalization	33.4%	33.7%

(a)                          Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of accumulated other comprehensive loss.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful  supplemental information.

 (b)                      Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.

(c)                          Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes senior debt and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

Annuity Deposits by Product Type

	Six Months Ended June 30,		Year Ended December 31,
Product Type	2006	2005	2005
	(Dollars in thousands)

Index Annuities:
Index Strategies	$695,019	$862,002	$1,780,092
Fixed Strategy	340,622	446,242	908,868
	1,035,641	1,308,244	2,688,960
Fixed Rate Annuities:
Single-Year Rate Guaranteed	44,063	121,934	193,288
Multi-Year Rate Guaranteed	2,682	8,260	12,807
	46,745	130,194	206,095

Total before coinsurance ceded	1,082,386	1,438,438	2,895,055
Coinsurance ceded	1,834	3,116	4,688

Net after coinsurance ceded	$1,080,552	$1,435,322	$2,890,367

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at June 30, 2006

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	13.7	11.4	14.7%	$8,112,543	75.8%
Single-Year Fixed Rate Guaranteed Annuities	10.6	6.3	9.4%	1,731,696	16.2%
Multi-Year Fixed Rate Guaranteed Annuities	6.3	2.6	5.5%	855,512	8.0%

Total	12.6	9.9	13.1%	$10,699,751	100.0%

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)

SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$287,780	$51,444
1.0% < 2.0%	15,106	4,216
2.0% < 3.0%	12,881	5,843
3.0% < 4.0%	18,499	7,887
4.0% < 5.0%	122,928	35,502
5.0% < 6.0%	214,913	41,941
6.0% < 7.0%	150,761	103,027
7.0% < 8.0%	193,439	255,209
8.0% < 9.0%	308,688	397,754
9.0% < 10.0%	327,595	698,798
10.0% or greater	934,618	6,510,922
	$2,587,208	$8,112,543

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)

SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$339,224	0.00%
2006	195,729	5.24%
2007	132,846	4.77%
2008	143,700	5.92%
2009	420,435	8.00%
2010	486,862	7.61%
2011	460,581	8.06%
2012	676,199	8.78%
2013	733,028	9.43%
2014	654,522	10.92%
2015	573,255	12.90%
2016	778,502	13.97%
2017	974,013	14.43%
2018	651,470	15.28%
2019	257,047	15.57%
2020	623,728	16.30%
2021	655,909	17.86%
2022	1,279,365	19.64%
2023	663,336	20.00%
	$10,699,751	13.50%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement – June 30, 2006

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,992,937	$7,986,251
Multi-year (3 - 5 years)	594,271	126,292
	$2,587,208	$8,112,543
ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	—	$8,728
2.20%	10,475	86,831
2.25% (4)	260,709	2,789,132
3.00%	2,206,814	3,743,235
3.50% (5)	—	1,484,617
4.00%	109,210	—
	$2,587,208	$8,112,543

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (6) (7):
No differential	$99,812	$—
> 0.0% - 0.5%	1,600,685	947,126
> 0.5% - 1.0%	258,341	1,262,012
> 1.0% - 1.5%	158,339	118,347
> 1.5% - 2.0%	23,211	267
> 2.0% - 2.5%	103,569	1,403
> 2.5% - 3.0%	261,206	6,310
Greater than 3.0%	82,045	14
Cumulative floor (3)	—	5,777,064
	$2,587,208	$8,112,543

(1)          In addition, $1,505,490 (58%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)          The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)          Index Annuities provide guarantees based on a cumulative floor over the term of the product.  Rates used to determine the cumulative floor may be applied to less than 100% of the annuity deposits received.

(4)          Products have a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(5)          Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, & 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(6)          Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(7)          Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 215 basis points.

Spread Results

	Six Months Ended
	June 30,		FY
	2006	2005	2005
Average yield on invested assets	6.13%	6.20%	6.18%
Cost of Money
Aggregate	3.46%	3.69%	3.70%
Average net cost of money for index annuities	3.27%	3.33%	3.38%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.25%	3.33%	3.32%
Multi-year rate guaranteed	5.12%	5.52%	5.56%

Investment spread:
Aggregate	2.67%	2.51%	2.48%
Index annuities	2.86%	2.87%	2.80%
Fixed rate annuities:
Annually adjustable	2.88%	2.87%	2.86%
Multi-year rate guaranteed	1.01%	0.68%	0.62%

Summary of Invested Assets

	June 30,		December 31,
	2006		2005
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$2,677	—	$2,774	—
United States Government sponsored agencies	7,781,613	70.1%	7,445,474	71.0%
Public utilities	133,222	1.2%	133,346	1.3%
Corporate securities	746,554	6.7%	674,230	6.4%
Redeemable preferred stocks	61,294	0.5%	46,896	0.4%
Mortgage and asset-backed securities:
Government	187,146	1.7%	220,379	2.1%
Non-Government	364,163	3.3%	377,011	3.6%
Total fixed maturity securities	9,276,669	83.5%	8,900,110	84.8%
Equity securities	73,322	0.7%	84,846	0.8%
Mortgage loans on real estate	1,573,201	14.2%	1,321,637	12.6%
Derivative instruments	180,213	1.6%	185,391	1.8%
Policy loans	391	—	362	—
Total investments	$11,103,796	100.0%	$10,492,346	100.0%

Credit Quality of Fixed Maturity Securities

		June 30,		December 31,
		2006		2005
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)
1	Aaa/Aa/A	$8,691,132	93.7%	$8,368,330	94.0%
2	Baa	487,038	5.2%	416,614	4.7%
3	Ba	82,039	0.9%	93,335	1.0%
4	B	4,579	—	3,396	0.1%
5	Caa and lower	7,110	0.1%	11,719	0.1%
6	In or near default	4,771	0.1%	6,716	0.1%
	Total fixed maturity securities	$9,276,669	100.0%	$8,900,110	100.0%

Watch List Securities - Aging of Gross Unrealized Losses - June 30, 2006

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Ford Motor Company	$5,003	$(1,503)	$3,500	07/16/2031	10
	$5,003	$(1,503)	$3,500

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement – June 30, 2006

Mortgage Loans by Region and Property Type

	June 30, 2006		December 31, 2005
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$342,271	21.8%	$283,085	21.4%
Middle Atlantic	108,921	6.9%	93,579	7.1%
Mountain	247,005	15.7%	198,476	15.0%
New England	43,886	2.8%	47,839	3.6%
Pacific	140,175	8.9%	117,977	8.9%
South Atlantic	273,496	17.4%	213,423	16.1%
West North Central	285,827	18.2%	258,181	19.6%
West South Central	131,620	8.3%	109,077	8.3%
Total mortgage loans	$1,573,201	100.0%	$1,321,637	100.0%

Property type distribution
Office	$481,044	30.6%	$384,606	29.1%
Medical Office	79,647	5.1%	75,716	5.7%
Retail	357,671	22.7%	285,715	21.6%
Industrial/Warehouse	380,156	24.2%	346,461	26.2%
Hotel	60,936	3.9%	52,274	4.0%
Apartments	86,266	5.4%	68,795	5.2%
Mixed use/other	127,481	8.1%	108,070	8.2%
Total mortgage loans	$1,573,201	100.0%	$1,321,637	100.0%

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company

5000 Westown Parkway Suite 440

West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations	D. J. Noble, Chairman
(515) 273-3551, drichardson@american-equity.com	(515) 457-1703, dnoble@american-equity.com

John M. Matovina, Vice Chairman

(515) 457-1813 jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

2006	High	Low	Close	Dividend Declared
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00

2005
First Quarter	$12.92	$10.14	$12.79	$0.00
Second Quarter	$12.79	$10.08	$11.88	$0.00
Third Quarter	$11.96	$10.41	$11.35	$0.00
Fourth Quarter	$13.06	$10.83	$13.05	$0.04

2004
First Quarter	$13.15	$10.05	$12.85	$0.00
Second Quarter	$13.10	$9.75	$9.95	$0.00
Third Quarter	$10.22	$8.79	$9.49	$0.00
Fourth Quarter	$11.00	$9.41	$10.77	$0.02

Transfer Agent:	Analyst Coverage:

Comptershare Trust Company, N.A.	Steven Schwartz	E. Stewart Johnson
P.O. Box 43010	Raymond James & Associates, Inc.	Friedman, Billings, Ramsey & Co., Inc.
Providence, RI 02940-0310	(312) 612-7686	(212) 381-9219
Phone: (877) 282-1169	steven.schwartz@raymondjames.com	sjohnson@fbr.com
Fax: (781) 575-2723
www.computershare.com	Richard Sbaschnig	Mark Finkelstein
	Oppenheimer & Co., Inc.	Cochran Caronia Waller
	(212) 668-4474	(312) 425-4079
	richard.sbaschnig@opco.com	mfinkelstein@ccwco.com

	David O. Lewis	Yaron Shashoua
	SunTrust Robinson Humphrey	Fox-Pitt, Kelton
	(404) 926-5097	(212) 857-6189
	david_lewis@rhco.com	yshashoua@foxpitt.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515) 457-1704 by visiting our web site at www.american-equity.com.